NUR MACROPRINTERS LTD.

                   QUALIFIED INDEPENDENT UNDERWRITER AGREEMENT



        The undersigned, Nur Macroprinters Ltd., an Israeli corporation (the "Company"), and Cruttenden Roth Incorporated ("CRI") hereby agree as follows:

               1. Introduction. The Company proposes to register under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Act"), approximately 6,583,819 Ordinary Shares (the "Shares") of the Company, NIS 1.0 nominal value per share, for resale by certain selling security holders of the Company (the "Offering"). Pursuant to Rule 2720 ("Rule 2720") of the National Association of Securities Dealers, Inc. (the "NASD") Conduct Rules, Josephthal & Co. Inc., as an affiliate of the Company, may participate in the distribution of the Offering only if a "Qualified Independent Underwriter" (as such phrase is defined by Rule 2720(b)(15)) participates in the preparation of the registration statement and prospectus relating to the Offering and exercises customary standards of due diligence with respect thereto.

               As used herein, the term "Registration Statement" means the registration statement on Form F-1 (No. 333-66103) (including the related prospectus, financial statements, exhibits and all other documents to be filed as a part thereof or incorporated therein) for the registration of the offer and sale of the Shares under the Act filed with the Securities and Exchange Commission (the "Commission"), and any amendments thereto, and the term "Prospectus" means the prospectus including any preliminary or final prospectus (including the form of final prospectus as filed with the Commission) pursuant to Rule 424(b) under the Act and any amendments or supplements thereto, to be used in connection with the Offering.

               2. Rule 2720 Requirement. CRI represents to the Company that it satisfies the requirements applicable to a Qualified Independent Underwriter with respect to the Offering, as set forth in Rule 2720(b)(15), and agrees in acting as Qualified Independent Underwriter with respect to the Offering to undertake the legal responsibilities and liabilities of an underwriter under the Act, specifically including those inherent in Section 11 of the Act.

               3. Effectiveness of Registration Statement and Pricing Recommendation.

                  (a) The Company will not allow the Registration Statement to become effective if it contains any reference to CRI unless, before the Registration Statement becomes effective, the Company has obtained the prior consent of CRI.

                  (b) As a condition to CRI's delivery of its pricing recommendation, the Company will cause to be delivered to CRI, for reliance thereupon by CRI in its capacity as Qualified Independent Underwriter with respect to the Offering, the following:

                      (i) a letter dated the date of effectiveness of the Registration Statement from Kost Forer & Gabbay, Independent Auditors ("Kost"), addressed to CRI, in form and substance reasonably satisfactory to CRI, (A) representing that they are independent certified public accountants with respect to the Company within the meaning of the Act and the rules thereunder (the "Rules"), (B) setting forth their opinion with respect to their examination of the balance sheet of the Company as of December 31, 1997 and related statements of operations, equity and cash flows for the twelve (12) months ended December 31, 1997, (C) stating that Kost has performed the procedures set out in Statement of Accounting Standards No. 71 ("SAS 71") for a review of interim financial information and providing the report of Kost as described in SAS 71 on the financial statements of the Company for the nine-month period ended September 30, 1998 (the "Interim Statements"), (D) stating that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Interim Statements in order for them to be in compliance with generally accepted accounting principles in Israel and the United States of America consistently applied across the periods presented, (E) stating that nothing came to their attention that caused them to believe that the financial statements included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Rules and that any adjustments thereto have not been properly applied to the historical amounts in the compilation of such statements, (F) stating that there were not any material increases in the current liabilities and long-term liabilities of the Company or any material decreases in net income or in working capital or the stockholders' equity in the Company, as compared with the amounts shown on the Company's audited balance sheet for the fiscal year ended December 31, 1997 and the nine months ended September 30, 1998 included in the Registration Statement; (G) stating that they have performed certain procedures agreed upon with CRI as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by CRI agrees with the accounting records of the Company; and (H) addressing other matters agreed upon by Kost and CRI. In addition, such letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, properties, assets, business or prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in CRI's sole judgment, is material and adverse and that makes it, in CRI's sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In addition, CRI shall have received from the Company a letter from Kost addressed to the Company stating that its review of the Company's system of internal accounting controls, to the extent it deemed necessary in establishing the scope of its examination of the Company's financial statements as of December 31, 1997, did not disclose any weaknesses in internal controls that it considered to be material weaknesses; and

                      (ii) an opinion of Orrick, Herrington & Sutcliffe
LLP, counsel to the Company, in form satisfactory to CRI, to the effect that this Agreement is enforceable against the Company, except that such opinion need not address the indemnity obligations of the Company set forth in this Agreement to the extent that such indemnity obligations are not enforceable as a matter of public policy. In addition, such counsel's opinion letter shall state that such counsel has acted as outside U.S. securities counsel to the Company and participated in

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

conferences with officers and other representatives of the Company, representatives of CRI and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement (except with respect to the financial statements and notes and schedules thereto and other financial and statistical data included therein or excluded therefrom, as to which such counsel need express no belief) at the time such counsel's opinion is delivered contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial and statistical data included therein or excluded therefrom, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (c) Subject to compliance by the Company with this Agreement in all material respects, the accuracy in all material respects of the Company's representations in this Agreement, and satisfaction by CRI in its discretion with the results of its due diligence investigation of the Company and the contents of the Registration Statement and Prospectus, following delivery by the Company to the Commission of the Company's request for acceleration of the effectiveness of the Registration Statement and one business day before effectiveness of the Registration Statement, CRI will deliver its pricing recommendation letter to the Company, substantially in the form of Exhibit A hereto.

               4.     Prospectus Disclosure and Use.

                      (a) CRI's role as the "Qualified Independent Underwriter" with respect to the Offering and the material terms and conditions of its service as such shall be disclosed in the Registration Statement and Prospectus in a manner to be agreed upon in advance by the Company and CRI. The Company will not refer to CRI or its role as Qualified Independent Underwriter in any other filing, report, document, release or other communication prepared, issued or transmitted by the Company or any corporation controlling, controlled by or under common control with the Company, or by any director, officer, employee, representative or agent of any thereof, without CRI's prior written consent thereto with respect to form and substance.

                      (b) While CRI continues to serve as Qualified Independent Underwriter with respect to the Offering, the Company shall amend the Registration Statement and Prospectus from time to time as determined by CRI or the Company as necessary or appropriate to ensure the accuracy and completeness, in all material respects, of the disclosure included or incorporated by reference therein, including disclosure regarding CRI and its service as Qualified Independent Underwriter, as well as disclosure about the Company, the Offering, and related risks, provided that the form and substance of any amendment to the Registration Statement or Prospectus must be approved in advance by the Company and CRI.

                      (c) While CRI continues to serve as Qualified Independent Underwriter with respect to the Offering, if the Company makes any public disclosure of material information, and CRI has not, before such disclosure, had an opportunity to review the information and approve any final, effective amendment or supplement to the Registration Statement or Prospectus prepared in light of such information pursuant to Section 4(b), then the Company will not further distribute or permit use of the Prospectus until CRI and the Company have had an adequate opportunity cooperatively to review the information disclosed and determine whether the Prospectus should be amended or supplemented in light of such information, and to effect any such an amendment or supplement.

                      (d) The Company may furnish to selling security holders that are so entitled, or their agents, such number of copies of the Prospectus as such holders, or their agents, may reasonably request to facilitate the public sale or other disposition of the Shares, but will not otherwise distribute copies of the Prospectus except as required by applicable law.

                      (e) Upon any withdrawal of CRI under Section 6, the Company shall amend the Registration Statement and Prospectus to remove reference to CRI, effect any recirculation that may be appropriate under applicable securities laws, and refrain from using, and instruct and use its best effort to cause selling security holders not to use, any form of Prospectus referencing CRI.

               5.     Due Diligence.

                      (a) In order to comply with the requirements the NASD has imposed in the context of the Offering under Rule 2720, CRI in its capacity as Qualified Independent Underwriter with respect to the Offering will: (a) participate in the preparation of the registration statement and prospectus, and exercise the usual standards of "due diligence" in respect thereto; (b) make a pricing recommendation before the effectiveness of the registration statement, consistent with Rule 2720 and the standard activities of a qualified independent underwriter, as further described in Section 3(c); and (c) unless and until CRI withdraws as Qualified Independent Underwriter with respect to the Offering pursuant to Section 6, maintain its due diligence review of the Company by (i) reviewing all of the Company's filings under the Securities Exchange Act of 1934, as amended, and all other public disclosures made available by the Company to CRI; (ii) initiating and participating in conversations with the Chief Executive Officer and Chief Financial Officer of the Company at least monthly to discuss the status of the Company and its business; (iii) reviewing all information and disclosure provided by the Company pursuant to Section 5(b); and
(iv) making such further inquiries and analysis as it may deem appropriate. The Company shall cooperate in all respects with these due diligence activities of CRI.

                      (b) At any time and from time to time from the date hereof until CRI ceases to act as Qualified Independent Underwriter with respect to the Offering, the Company shall:

                         (i) provide CRI, at the Company's expense, all
information and documentation with respect to the Company's business, financial condition and other matters as CRI may reasonably request, including, without limitation, copies of all correspondence with the Commission, certificates of its officers, opinions of its counsel and comfort letters from its auditors which relate to or may affect the Offering;

                         (ii) promptly advise CRI of (and, if applicable,
provide copies of) all telephone conversations and correspondence with the Commission which relate to or may affect the Offering;

                         (iii) make reasonably available to CRI, its auditors,
counsel, and officers and directors to discuss with CRI any aspect of the Company or its business which CRI may reasonably deem relevant;

                         (iv) provide to CRI at least 48 hours advance notice
of material public disclosures, and copies of filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other written public disclosures of material information at least 48 hours before filing or public dissemination thereof, or, if 48 hours advance notice or delivery is not practicable, as much advance notice or delivery as is practicable under the circumstances, provided that such disclosure may be made to CRI concurrently with public disclosure if the Company follows the procedures set forth in
Section 4(c);

                         (v) inform CRI promptly of any material developments
in the business or condition of the Company not disclosed pursuant to Section 5(b)(iv); and

                         (vi) promptly advise CRI if any of the
representations made by the Company in this Agreement is or becomes inaccurate in any material respect.

                     (c) The Company represents and covenants to CRI that the Company has responded and will hereafter respond fully to all requests by CRI for documents and information about the Company, and all information provided and to be provided to CRI by the Company is and will be correct and complete in all material respects.

                      6. Withdrawal. CRI may withdraw as Qualified Independent Underwriter with respect to the Offering without penalty or further obligation upon written notice to the Company on or at any time after July 31, 1999, and, if earlier, if any of the following events occurs and, if susceptible of cure, is not cured by the Company within 15 days of its occurrence.

                         (a) CRI, in its discretion, at any time does not
believe that it has been able to make a reasonable investigation of the Company and its business, or does not believe it has a reasonable ground to believe, or does not believe, that the statements in the Registration Statement and Prospectus are then true in all material respects and that there is then no omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                         (b) The Company at any time commits a material
breach of this Agreement.

                         (c) Any of the Company's representations set forth
in this Agreement is inaccurate in any material respect.

                         (d) Any order preventing or suspending the
effectiveness of the Registration Statement or the use of the Prospectus or the qualification of the Shares for sale in any jurisdiction shall have been or shall be in effect, or any proceedings for such purpose shall be pending before or threatened by the Commission or any state regulatory agency.

                         (e) There is any change in the condition (financial or
otherwise), earnings, operations, properties, assets, business or prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in CRI's judgment, is material and adverse to the Company and that makes it, in CRI's sole judgment, impracticable or inadvisable for the Offering to continue, or for CRI to continue to act as Qualified Independent Underwriter with respect thereto.

                         (f) Any of the representations made by the Company to
the NASD in connection with the Offering shall prove to have been, or shall become, inaccurate in any material respect, or the Company breaches in any material respect any of the covenants made to the NASD in connection with the Offering.

                         (g) The Shares cease to trade on the Nasdaq National
Market or begin to trade on any foreign market or exchange.

In case of any occurrence of a type described in items (b) through (g) of this
Section 6, the Company will immediately notify CRI. In addition, in case of any occurrence of a type described in items (b) through (g) of this Section 6, or if CRI notifies the Company of an occurrence of the type described in item (a) of this Section 6, the Company will not further distribute or permit use of the Prospectus until CRI and the Company have had an adequate opportunity cooperatively to review the information disclosed and determine whether the Prospectus should be amended or supplemented in light of such occurrence, and to effect such an amendment or supplement if deemed appropriate by either of them.

               7. Fees and Expenses. In consideration for CRI acting as Qualified Independent Underwriter for the Offering, the Company hereby agrees to pay CRI, in addition to the nonrefundable fee of $25,000 paid by the Company to CRI pursuant to their letter agreement dated December 18, 1998 (the "Letter Agreement"), as follows:

                 (a) an additional nonrefundable fee of $25,000 upon execution and delivery of this Agreement by the Company and CRI; and

                 (b) an additional nonrefundable fee of $25,000 when and if the Registration Statement, referencing CRI as Qualified Independent Underwriter with respect to the Offering, becomes effective under the Act; and

                 (c) a warrant to purchase 25,000 Shares at an exercise price of $4.50 per share exerciseable for four years commencing one year from the Effective Date of the Registration Statement; and

                 (d) reimbursement in full, within a reasonable period of demand and submission to the Company of appropriate documentation, of all reasonable costs and expenses (including without limitation the fees and expenses of CRI's counsel) incurred in connection with CRI's service as Qualified Independent Underwriter.

Such payments are not to be duplicative of payments under the Letter Agreement which is hereby terminated.

              8. Certain Representations and Warranties. As of the date of this Agreement, and as of the date the Registration Statement becomes effective under the Act, and for the duration of CRI's service as QIU with respect to the Offering, the Company hereby represents and warrants to CRI as set forth in
Schedule I.

             9.  Indemnification.

                 (a) The Company shall indemnify and hold harmless CRI in its capacity as Qualified Independent Underwriter and each person controlling, controlled by or under common control with CRI within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or the rules and regulations thereunder (individually, an "Indemnified Person") from and against any and all loss, claim, damage, liability or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses reasonably incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever to which such Indemnified Person may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation at common law or otherwise arising out of or based upon (i) the breach by the Company of any covenant or the inaccuracy of any representation or warranty made by the Company in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company's indemnity obligations herein shall include the obligation to pay or promptly to reimburse as incurred any costs incurred by an Indemnified Person that are subject to the Company's indemnity herein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. Notwithstanding the foregoing, however, the Company will not be obligated to provide indemnity or reimbursement of expenses for losses that are due to the gross negligence or willful misconduct of CRI.

                 (b) Promptly after receipt by an Indemnified Person under paragraph (a) above of notice of the commencement of any action, such Indemnified Person will, if a claim in respect thereof is to be made against the Company under paragraph (a), notify the Company in writing of the commencement thereof; but the failure to so notify the Company will not relieve the Company from any liability which it may have to any Indemnified Person under this
Section 9, except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise. In case any such action is brought against any Indemnified Person, and such Indemnified Person notifies the Company of the commencement thereof, the Company will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the Indemnified Person promptly after receiving the aforesaid notice from such Indemnified Person, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person; provided, however, that if the defendants in any such action include both the Indemnified Person and the Company or any corporation controlling, controlled by or under common control with the Company, or any director, officer, employee, representative or agent of any thereof, and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to such other defendant, the Indemnified Person shall have the right to select separate counsel to represent it. Upon receipt by the Indemnified Person of notice from the Company setting forth the Company's irrevocable election to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Person, the Company will not be liable to such Indemnified Person under this Section 9 for any fees of counsel subsequently incurred by such Indemnified Person in connection with the defense thereof, unless (x) the Indemnified Person shall have employed separate counsel in accordance with the provision of the next preceding sentences, (y) the Company, within a reasonable time after notice of commencement of the action, shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person, or (z) the Company shall have authorized in writing the employment of counsel for the Indemnified Person at the expense of the Company, and except that, if clause (x) or (z) is applicable, such liability shall be only in respect of the counsel referred to in such clause (x) or (z).

                 (c) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company to CRI on grounds of policy or otherwise, the Company and CRI shall contribute to the aggregate losses, claims, damages and liabilities (including reasonable legal or other expenses reasonably incurred in connection with investigation or defending of same) within the scope of the indemnity provided under Section 9 in such proportion so that CRI is responsible for that portion represented by the percentage that its fee under this Agreement bears to the aggregate public offering price appearing on the cover page of the Prospectus and the Company is responsible for the balance, except as the Company may otherwise agree to reallocate a portion of such liability with respect to such balance with any other person; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of
Section 11(f) of the Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (c), any person controlling, controlled by or under common control with CRI shall have the same rights to contribution as CRI and each person who controls the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company. Notwithstanding anything herein to the contrary, in no case will CRI be liable or responsible for any amount in excess of the amount of its fees received under this Agreement and the Letter Agreement (excluding expense reimbursements). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this paragraph (c), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(c). The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnified Person or any termination of this Agreement.

               10. Further Assurance. The Company will not take or assist in any action that could materially increase the risk of liability to, or impair the rights or defenses of, CRI hereunder and/or in its role as Qualified Independent Underwriter with respect to the Offering.

               11. Notice. Whenever notice is required to be given pursuant to this Agreement, such notice shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, or by reputable overnight courier, addresses (a) if to CRI, at 18301 Von Karman, Irvine, California 92715, Attention: David Walters and (b) if to the Company, at P.O. Box 8440, Moshav Magshimim, 56910, Israel, Attention: Erez Shachar.

               12. Governing Law. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such jurisdiction.

               13. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, CRI and the Company and the controlling persons, directors and officers referred to in paragraph 7 hereof, and their respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

               In witness whereof, CRI and the Company hereby enter into this Agreement as of the date first above set forth.

NUR MACROPRINTERS LTD.                       CRUTTENDEN ROTH INCORPORATED




By:                                          By:
   ----------------------------                 ------------------------------
      Name:                                        Name:
      Title:                                       Title:
      Date:                                        Date:

                                    Exhibit A

                              Recommendation Letter






                                February 23, 1999





Josephthal & Co., Inc.
200 Park Avenue
New York, New York  10166

Nur Macroprinters
P.O. Box 8440
Moshav Magshimim  56910
Israel



Ladies and Gentlemen:

        We have agreed to serve as a "qualified independent underwriter" within the meaning of Rule 2720 ("Rule 2720") of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the registration under the Securities Act of 1933, as amended, by Nur Macroprinters Ltd., an Israeli corporation (the "Company") on Form F-1, registration No. 333-66103 (the "Registration Statement"), of approximately 6,583,819 Ordinary Shares, and the offering and sale of those shares by certain selling security holders (the "Offering"). We consent to the description in the Registration Statement and related Prospectus relating to the Offering of ourselves and our role as "qualified independent underwriter" of the Offering as such description appeared in the form of Registration Statement that was declared effective by the SEC.

        In our capacity as qualified independent underwriter, we participated in the preparation of the Registration Statement and Prospectus relating to the Offering and have exercised the usual standards of "due diligence" with respect thereto. In the course of our due diligence, we have relied upon and assumed, without independent verification, the accuracy and completeness of all documents concerning the Company provided to us by the Company and its representatives and all statements made to us by the Company and its representatives regarding the Company and its business. Our recommendation is based on economic, market, financial and other conditions as they exist and can be evaluated on the date hereof, and also on the terms of the Offering and the conditions and circumstances of the Company as described in the Registration Statement at the time it was declared effective by the SEC. Changes in the terms of the Offering or the condition and circumstances of the Company or the market for its stock, as well as events occurring after the date hereof, including changes in the markets in which the Company operates, could materially affect our recommendation. As such, our recommendation speaks only as of the date hereof and we shall not be obligated or required hereafter to reaffirm or revise our recommendation or otherwise to comment upon any events occurring after the date hereof or upon any changes in the terms of the Offering or the condition or circumstances of the Company or the market price of the Company's stock that may occur during the time that the Registration Statement remains effective. We understand that, pursuant to agreement with the NASD, the terms and arrangements relating to any sales of the Company's Ordinary Shares made under the Registration Statement through Josephthal & Co. Inc. at a price higher than 110% of the closing bid price of the Ordinary Shares as reported by Nasdaq for the trading day immediately preceding the day of the sale at issue are subject to prior approval of the NASD's Corporate Financing Department.

        Based upon the foregoing, we recommend that the Shares be distributed to
the public initially at a price no higher than $       per share. The foregoing
recommendation should in no way be relied upon as an indication of the value of the Company's stock or an assessment of future market prices therefor. This recommendation is addressed only to you for purposes of compliance with Rule 2720 in the context of the Offering, and in the manner applied to the Offering by the NASD as indicated in correspondence with the NASD related to the Offering; this recommendation may not be used or relied upon by you for any other purpose or by any other party in any context.

                                            Sincerely,

                                            CRUTTENDEN ROTH INCORPORATED



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                  Schedule I to
                   Qualified Independent Underwriter Agreement

               (a) The Registration Statement complies, and on the date of the Prospectus, on the date the Registration Statement and any post-effective amendment to the Registration Statement shall become effective, and on the date any supplement or amendment to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Exchange Act, and the rules and regulations of the Commission thereunder; the Registration Statement will not, as of its effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

               (b) All contracts and other documents required to be filed as exhibits to the Registration Statement have been filed with the Commission as exhibits to the Registration Statement.

               (c) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly in all material respects the financial position, the results of operations and cash flows and the stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity in all material respects with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The selected and summary financial data included in the Registration Statement present fairly in all material respects the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein.

               (d) Kost Forer & Gabbay, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

               (e) Other than Nur Media Solutions S.A., Nur America Inc., Nur Advanced Technologies (Europe) S.A., Nur Marketing and Communications GmbH, Nur Hungaria KFT, Good-Lux S.A., M.B.T. (Nur) Industries Ltd., Nur Print Technologies (1993) Ltd., and N.A.T. Holdings and Investments
        (1997) Ltd., the Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company. The Company has all requisite corporate power and authority, and has and is in material compliance with the requirements and conditions of, all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus except for such authorizations, approvals, consents, orders, material licenses, certificates and permits the failure to so obtain would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement.

               (f) To the Company's knowledge, the Company owns or possesses exclusive rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights that are necessary to conduct its business as now conducted and as described in the Registration Statement and Prospectus; except as set forth in the Registration Statement and the Prospectus, the expiration of any patents, patent rights, licenses, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, licenses, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others by the Company with respect to any patent, patent rights, licenses, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, or business of the Company.

               (g) The Company has good title to each of the items of personal property that are reflected in the financial statements referred to in Section (c) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property that are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect upon the assets or properties, business, results of operations or financial condition of the Company.

               (h) Except as set forth in the Registration Statement and Prospectus, there is no litigation or other dispute resolution proceeding or governmental or other proceeding or investigation pending or, to the Company's knowledge, threatened (and the Company does not know of any basis therefor) against the Company, or involving the assets, properties or business of, the Company which would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, or condition (financial or otherwise) of the Company.

               (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise), of the Company, whether or not arising from transactions in the ordinary course of business; (ii) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, the Company has not (a) issued any securities other than pursuant to the exercise of stock options, which complied with applicable law in all material respects, or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (b) entered into any material transaction not in the ordinary course of business or (c) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

               (j) There is no document or contract of a character required to be described in the Registration Statement or Prospectus which is not described as required. Neither the Company, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a material adverse effect on the assets or properties, business, results of operations, or condition (financial or otherwise) of the Company. No default exists, and, to the Company's knowledge, no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which it or its properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, or condition (financial or otherwise) of the Company.

               (k) The Company is not in violation of any term or provision of its charter or by-laws or any judgment or decree binding upon the Company or, to the best of its knowledge, of any franchise, license, permit, statute, law, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, or condition (financial or otherwise) of the Company.

               (1) Neither the execution, delivery and performance of this Agreement by the Company nor the effectiveness of, or sale of the Shares pursuant to, the Registration Statement, will give rise to a right to terminate or accelerate the due date of any material payment due under, or conflict with or result in the breach of any material term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or businesses is bound, or any material franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or violate any provision of the charter or by-laws of the Company, except for such consents or waivers which have already been obtained and are in full force and effect.

               (m) The Company has authorized and outstanding capital stock as set forth in the Prospectus as of the date stated therein. All of the outstanding Company's Ordinary Shares, NIS 1.0 nominal value per share (the "Ordinary Shares") have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of, or is subject to, any preemptive, co-sale, first refusal, or other similar right. The certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Ordinary Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

               (n) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

               (o) The Company is not involved in any labor dispute and, to the knowledge of the Company, no such dispute is threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

               (p) No material transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

               (q) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of any of the Shares.

               (r) The Company has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due except for tax obligations that are contested in good faith and for which appropriate reserves have been taken.

               (s) The Company maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed prudent for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism, products liability for clinical trials, errors and omissions, and all other risks customarily insured against, all of which insurance is in full force and effect; the Company has not been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, or business of the Company.

               (t) The Ordinary Shares are registered pursuant to Section 12(g) of the Exchange Act, and are approved for inclusion in the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or the inclusion of the Ordinary Shares in the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or approval.

               (u) Concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, the Company has in the past conducted, and the Company intends in the future to conduct, its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

               (v) The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary

        Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

               (w) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.